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                                                                   Exhibit 10.25

                          REGISTRATION RIGHTS AGREEMENT

                  THIS REGISTRATION RIGHTS AGREEMENT, dated the _____ day of March, 1996, between the person whose name and address appear on the signature page attached hereto (individually a "Holder" or collectively with the holders of the other Securities issued pursuant to a Confidential Offering Memorandum dated March 18, 1996 and Subscription Agreement, each as defined below, the "Holders") and Nu-Tech Bio-Med, Inc., a Delaware corporation having its principal place of business at 55 Access Road, Warwick, Rhode Island 02886.

                  WHEREAS, simultaneously with the execution and delivery of this Agreement, the Holders are purchasing from the Company, pursuant to a Subscription Agreement dated the date hereof (the "Subscription Agreement"), an aggregate of 250,000 shares (the "Shares") of Common Stock, par value $.01 per share ("Common Stock")". The Shares are sometimes referred to herein as the "Securities".

                  WHEREAS, the Company desires to grant to the Holders the registration rights set forth herein with respect to the Shares (the "Registrable Shares").

                  NOW, THEREFORE, the parties hereto mutually agree as follows:

                  Section 1. Restrictions on Transfer. The Holder agrees that prior to making any disposition of any of the Shares, the Holder shall give written notice to the Company describing briefly the manner in which any such proposed disposition is to be made and no such disposition shall be made if the Company has notified the Holder that, in the opinion of counsel reasonably satisfactory to the Holder, a registration statement or other notification or post-effective amendment thereto (hereinafter collectively referred to as a "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act") is required with respect to such disposition and no such Registration Statement is then in effect with respect thereto.

                  Section 2. Registration Rights. (a) The Company shall be obligated to the Holder to file a Registration Statement only as follows:

                  (i) Whenever, during the period commencing upon the date hereof and continuing until April 1, 2001, the Company proposes to file with the Securities and Exchange Commission (the "Commission") a Registration Statement (other than a Form S-4 or S-8, or an S-3 used in conjunction with an S-8 (which S-3 is filed solely to facilitate resales by affiliates of the
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         Company of shares issued under employee stock incentive plans), or comparable registration statements), it shall, at least 30 days prior to such filing, give written notice of such proposed filing to the Holder at the Holder's address appearing on the records of the Company, and shall offer to include and shall include in such filing all or a portion of the Registrable Shares upon receipt by the Company, not less than 10 days prior to the proposed filing date, of a request therefor, subject to the right of the managing underwriter, in any such offering that is underwritten, to limit or eliminate entirely the number of securities that may be included in such offering on a pro rata basis with any other person on whose behalf securities are being registered.

                  (ii) In addition to any Registration Statement pursuant to subparagraph (i) above, the Company will, as promptly as practicable (but in any event within 30 days) after written notice, at any time during the period commencing 120 days following the date hereof and extending through April 1, 2001, prepare and file at the written request of the persons holding not less than 50% of the Registrable Shares (the "Demand Holders"), a Registration Statement with the Commission and appropriate state securities authorities sufficient to permit the public offering of the Registrable Shares which are issuable or were issued, and will use its best efforts, at its own expense, through its officers, directors, auditors and counsel, in all matters necessary or advisable, to cause such Registration Statement to become effective as promptly as practicable following filing thereof; provided, further, that the Company shall be obligated to file a second Registration Statement under this subparagraph (ii) so long as the expenses of the second Registration Statement are paid for by the Demand Holders and any other persons whose securities are included in such Registration Statement on a pro rata basis. Promptly upon receipt of such notice, the Company will begin to prepare the necessary Registration Statement and shall use its best efforts to file the second Registration Statement within 60 days of such demand. Within 30 days after receiving notice hereunder from the Demand Holders, the Company shall give notice to the other holders of the Registrable Shares and offer to include in the Registration Statement such other Registrable Shares.

                  (b) The Company will maintain any Registration Statement or post-effective amendment filed under this Section 2 hereof current under the Securities Act until the earlier of (1) the sale of all of the Registrable Shares subject to such Registration Statement or (2) nine months from the effective date thereof. If the Company fails to keep such Registration Statement current for the period specified above, and the sellers do not sell at least

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one-half of the Registrable Shares which are the subject of the offering, such registration shall not be deemed an exercise of any of the rights provided under this Section 2 hereof.

                  (c) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of any Registration Statement under subparagraphs (i) and (ii) of Section 2(a) and in complying with applicable securities and Blue Sky laws (including, without limitation, all attorneys' fees) shall be borne by the Company, except as otherwise expressly provided in subparagraph (ii) of Section 2(a). The Holder shall bear the cost of underwriting discounts and commissions, if any, applicable to the Registrable Shares being registered and the fees and expenses of its counsel. The Company shall use its best efforts to qualify any of the securities for sale in such states as such Holder reasonably designates and shall furnish indemnification in the manner provided in Section 3 hereof. However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the sellers. The Company at its expense will supply the Holder with copies of such Registration Statement and the prospectus or offering circular included therein and other related documents in such quantities as may be reasonably requested by the Holder.

                  (d) The Company shall not be required by this Section 2 to include a Holder's Registrable Shares in any Registration Statement which is to be filed if, in the opinion of counsel for both the Holder and the Company (or, should they not agree, in the opinion of another counsel experienced in securities law matters acceptable to counsel for the Holder and the Company) the proposed offering or other transfer as to which such registration is requested is exempt from applicable federal and state securities laws and would result in all purchasers or transferees obtaining securities which are not "restricted securities", as defined in Rule 144 under the Securities Act.

                  (e) The Company agrees that until all Registrable Shares have been sold under a Registration Statement or pursuant to Rule 144 under the Securities Act, it will keep current in filing all materials required to be filed with the Commission in order to permit the holders thereof to sell the Registrable Shares under such Rule 144.

                  (f) No provision contained herein shall preclude the Company from selling securities pursuant to any Registration Statement in which it is required to include Registrable Shares pursuant to this Section 2.

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                  Section 3.  Indemnification.

                  (a) In the event of the filing of any Registration Statement with respect to Registrable Shares pursuant to Section 2 hereof, the Company agrees to indemnify and hold harmless the Holder and each person, if any, who controls the Holder within the meaning of the Securities Act ("Distributing Holders") against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), to which the Distributing Holders may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such Registration Statement, or any related preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Distributing Holders, specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) Each Distributing Holder agrees that it will indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees) to which the Company or any such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement requested by such Distributing Holder, or any related preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue

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statement or omission or alleged omission was made in such Registration
Statement, preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such Distributing Holder, specifically for use in the preparation thereof and, provided further, that the indemnity agreement contained in this Section 3(b) shall not inure to the benefit of the Company with respect to any person asserting such loss, claim, damage or liability who purchased the Registrable Shares which are the subject thereof if the Company failed to send or give (in violation of the Securities Act or the rules and regulations promulgated thereunder) a copy of the prospectus contained in such Registration Statement to such person at or prior to the written confirmation to such person of the sale of such Registrable Shares, where the Company was obligated to do so under the Securities Act or the rules and regulations promulgated thereunder. This indemnity agreement will be in addition to any liability which the Distributing Holders may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this
Section 3 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 3, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than as to the particular item as to which indemnification is then being sought solely pursuant to this Section 3. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that if the indemnified party is the Distributing Holder, the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party

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or (ii) the named parties to any such action (including any impleaded parties)
include both the Distributing Holder and the indemnifying party and the Distributing Holder shall have been advised by such counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the Distributing Holder (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the Distributing Holder, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the Distributing Holder, which firm shall be designated in writing by the Distributing Holder). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld.

                  Section 4. Contribution. In order to provide for just and equitable contribution under the Securities Act in any case in which (i) the Distributing Holder makes a claim for indemnification pursuant to Section 3 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of
Section 3 hereof provide for indemnification in such case or (ii) contribution under the Securities Act may be required on the part of any Distributing Holder, then the Company and the applicable Distributing Holder shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the applicable Distributing Holder, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Distributing Holder agree that it would not be just and equitable if contribution pursuant to this
Section 4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 4. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions

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in respect thereof) referred to above in this Section 4 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  Section 5. Notices. Any notice pursuant to this Agreement by the Company or by the Holder shall be in writing and shall be deemed to have been duly given if delivered by hand or if mailed by certified mail, return receipt requested, postage prepaid, addressed as follows:

                  (a) If to the Holder, to his or her address set forth on the signatory page of this Agreement.

                  (b) If to the Company, to the address set forth on the first page of this Agreement, with a copy to Goldstein, Axelrod & DiGioia, LLP, 369 Lexington Avenue, New York, New York 10017, Attention: Charles P. Axelrod, Esq.

or to such other address as any such party may designate by notice to the other party. Notices shall be deemed given at the time they are delivered personally or three days after they are mailed in the manner set forth above.

                  Section 6. Assignment. This Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. This Agreement cannot be assigned, amended or modified by the parties hereto, except by written agreement executed by the parties; provided, however, that upon 10 days' prior written notice to the Company, the Holder may assign this Agreement and its rights and obligations hereunder, without the consent of the Company, to any person who is permitted to acquire any or all of the Shares, provided, that the transferee agrees to be bound by the terms of this Agreement as if such transferee were a Holder and, provided, further, that the assignment is made to an "accredited investor" as defined by Rule 501(a) under the Securities Act. If requested by the Company, the Holder shall have furnished to the Company an opinion of counsel reasonably satisfactory to the Company to such effect.

                  Section 7. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  Section 8. Headings. The headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

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                  Section 9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State, without regard to its principles of conflicts of laws.

                  Section 10. Severability. If any provision of this Agreement shall for any reason be held invalid or unenforceable, such invalidity or unenforceablity shall not affect any other provision hereof and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, on the day and year first above written.

Attest:                                NU-TECH BIO-MED, INC.

By:___________________________         By:___________________________
   Name:                                  Name:
   Title:                                 Title:

                                                 [HOLDER]

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                                               Signature

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                                               Print Name

                                                 Address:

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